UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 8, 2006
Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas		77043

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(713) 467-2221
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 8, 2006, D-R Interholding, LLC (the “Selling Stockholder”) and Dresser-Rand Group Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated (the “Underwriter”) pursuant to which the Selling Stockholder agreed to sell to the Underwriter 15,000,000 shares of the Company’s common stock, par value $0.01 per share, in a registered public secondary offering pursuant to the Company’s new shelf registration statement on Form S-3 filed on November 8, 2006. As part of the offering, the selling stockholder has granted to the Underwriter an over-allotment option to purchase up to an additional 2,250,000 shares of common stock. The Underwriting Agreement and the legal opinion relating to the offering are filed herewith as Exhibits 1.1 and 5.1, respectively.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
1.1	Underwriting Agreement, dated November 8, 2006

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.
(Registrant)

Date: November 9, 2006	By:	/s/ Randy D. Rinicella

Randy D. Rinicella
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

1.1	Underwriting Agreement, dated November 8, 2006

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)